Exhibit 99.1

Impinj Reports Full Second Quarter 2018 Financial Results

Company Completes Independent Investigation and Files Form 10Q

SEATTLE, WA, September 12, 2018 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today released its full financial results for the quarter ended June 30, 2018.  The Company also disclosed that the Audit Committee completed the independent investigation the Company announced in its August 2nd press release related to a complaint filed by a former employee.  The Committee concluded there was no credible evidence supporting the former employee’s claims.  The Company had delayed filing its second-quarter Form 10Q and announcing full second-quarter results pending completion of the investigation.

“Our second quarter 2018 results are consistent with our August 2nd press release,” said Chris Diorio, Impinj co-Founder and CEO.  “We are pleased that the Audit Committee was able to complete its independent investigation, and are proud that the outcome reaffirms that we operate our business according to the highest ethical principles. We continue to see momentum building as our team focuses on executing our vision of identifying, locating and authenticating every item in our everyday world.”

Second Quarter 2018 Financial Summary

•	Revenue was $28.5 million
•	GAAP gross margin of 47.9%; non-GAAP gross margin of 50.0%
•	GAAP net loss of $7.7 million, or loss of $0.36 per basic and diluted share using 21.3 million shares
•	Adjusted EBITDA loss of $4.0 million

•	Non-GAAP net loss of $4.1 million, or loss of $0.19 per diluted share using 21.3 million shares

A reconciliation between GAAP and non-GAAP information, including weighted-average basic and diluted shares, is contained in the tables below.  Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Third Quarter 2018 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the third quarter of 2018 (in millions, except per share data):

Three Months Ended
September 30,
2018
Revenue	$33.0 to $34.0
Net loss (1)	$(10.3) to $(9.3)
Adjusted EBITDA	$(3.4) to $(2.4)
Non-GAAP Net loss	$(3.6) to $(2.6)
GAAP Weighted-average shares — basic and diluted	21.4 to 21.5
Net loss per share — basic and diluted	$(0.48) to $(0.43)
Non-GAAP Weighted-average shares — basic and diluted	21.4 to 21.5
Non-GAAP Net loss per share — basic and diluted	$(0.17) to $(0.12)

(1) The third quarter outlook for GAAP Net loss includes estimated expenses associated with the recently completed investigation.  If actual investigation costs differ from our  estimate, net loss may differ from the outlook provided.

A reconciliation between GAAP and non-GAAP is provided in the "Non-GAAP Financial Measures" section below.

Audit Committee Investigation Findings

The Audit Committee, assisted by independent counsel that the Committee retained to oversee a thorough and careful investigation, concluded that there was no credible evidence supporting the former employee’s complaint.  Accordingly, the Audit Committee determined that no additional actions were necessary or warranted with respect to the complaint or the investigation, including that no adjustments to past financial statements were appropriate or required, and that, at this time, no further investigatory steps need to be taken.  With the filing of the Company’s second-quarter Form 10Q today, the Company is in compliance with its SEC filing obligations.

Conference Call Information

Impinj will host a conference call tomorrow, September 13, 2018 at 8:00 a.m. ET / 5:00 a.m. PT for analysts and investors to ask questions on our second quarter 2018 results. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on our website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10121728.

Management’s prepared written remarks, along with quarterly financial data for the last eight quarters, will be made available on our website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and financial outlook for the third quarter of 2018. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj, Inc. (NASDAQ: PI) wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

###

Contacts:

Investor Relations

ir@impinj.com

+1-206-315-4470

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	June 30,	December 31,
	2018	2017
Assets:
Current assets:
Cash and cash equivalents	$15,500	$19,285
Short-term investments	37,307	38,831
Accounts receivable, net	20,016	22,244
Inventory	53,278	47,083
Prepaid expenses and other current assets	1,533	2,359
Total current assets	127,634	129,802
Property and equipment, net	16,918	18,110
Other non-current assets	214	241
Goodwill and other intangible assets, net	3,881	3,881
Total assets	$148,647	$152,034
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$5,299	$4,666
Accrued compensation and employee related benefits	5,992	5,729
Accrued liabilities	3,140	3,162
Accrued restructuring costs	1,590	—
Current portion of long-term debt	1,593	4,088
Current portion of capital lease obligations	703	936
Current portion of deferred rent	374	628
Current portion of deferred revenue	509	714
Total current liabilities	19,200	19,923
Long-term debt, net of current portion	18,266	5,500
Capital lease obligations, net of current portion	495	745
Long-term liabilities — other	560	532
Long-term restructuring liabilities	685	—
Deferred rent, net of current portion	5,495	5,891
Deferred revenue, net of current portion	219	501
Total liabilities	44,920	33,092
Stockholders' equity:
Preferred stock, $0.001 par value — 5,000 shares authorized, no shares issued and outstanding at June 30, 2018 and December 31, 2017	—	—
Common stock, $0.001 par value — 495,000 shares authorized, 21,395 and 20,973 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	21	21
Additional paid-in capital	330,441	323,482
Accumulated other comprehensive loss	(36)	(36)
Accumulated deficit	(226,699)	(204,525)
Total stockholders' equity	103,727	118,942
Total liabilities and stockholders' equity	$148,647	$152,034

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Revenue	$28,542	$34,111	$53,610	$65,838
Cost of revenue	14,882	15,940	28,188	30,899
Gross profit	13,660	18,171	25,422	34,939
Operating expenses:
Research and development	8,363	7,119	16,366	14,462
Sales and marketing	8,023	7,044	16,882	14,380
General and administrative	5,061	4,822	10,286	8,909
Restructuring costs	(178)	—	3,749	—
Total operating expenses	21,269	18,985	47,283	37,751
Loss from operations	(7,609)	(814)	(21,861)	(2,812)
Other income (expense), net	267	189	357	458
Interest expense	(351)	(307)	(580)	(681)
Loss before income taxes	(7,693)	(932)	(22,084)	(3,035)
Income tax expense	(39)	(45)	(90)	(102)
Net loss	$(7,732)	$(977)	$(22,174)	$(3,137)
Net loss per share — basic and diluted	$(0.36)	$(0.05)	$(1.04)	$(0.15)
Weighted-average shares outstanding — basic and diluted	21,333	20,636	21,229	20,491

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net loss	$(7,732)	$(977)	$(22,174)	$(3,137)
Other comprehensive loss, net of tax:
Unrealized gains / (losses) on investments	20	(4)	—	(40)
Total other comprehensive income / (loss)	20	(4)	—	(40)
Comprehensive loss	$(7,712)	$(981)	$(22,174)	$(3,177)

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Six Months Ended
	June 30,
	2018	2017
Operating activities:
Net loss	$(22,174)	$(3,137)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	2,258	1,847
Stock-based compensation	4,678	2,623
Restructuring costs	(454)	—
Accretion of discount or amortization of premium on short-term investments	(143)	105
Amortization of debt issuance costs	39	48
Changes in operating assets and liabilities:
Accounts receivable	2,228	(8,042)
Inventory	(6,195)	(15,685)
Prepaid expenses and other assets	864	724
Deferred revenue	(487)	196
Deferred rent	(87)	857
Accounts payable	579	(1,121)
Accrued compensation and benefits	341	(1,886)
Accrued liabilities	(34)	691
Accrued restructuring costs	2,275	—
Net cash used in operating activities	(16,312)	(22,780)
Investing activities:
Purchases of investments	(19,154)	(17,293)
Proceeds from maturities of investments	20,800	24,362
Purchases of property and equipment	(1,071)	(4,131)
Net cash provided by investing activities	575	2,938
Financing activities:
Payments on capital lease financing obligations	(483)	(557)
Payments on term loans	(2,147)	(688)
Proceeds from term loans, net of debt issuance costs	12,379	—
Proceeds from exercise of stock options and employee stock purchase plan	2,203	2,933
Payments of deferred offering costs	—	(650)
Net cash provided by financing activities	11,952	1,038
Net decrease in cash and cash equivalents	(3,785)	(18,804)
Cash and cash equivalents
Beginning of period	19,285	33,636
End of period	$15,500	$14,832

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, we use non-GAAP financial measures by financial statement line items that exclude the effects of stock-based compensation, depreciation, restructuring costs and other expenses that we believe do not reflect our core operating performance. Our key non-GAAP liquidity and performance measures include adjusted EBITDA and non-GAAP net income (loss), see definitions of such below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe excluding those expenses inherent in calculating adjusted EBITDA and non-GAAP net income (loss) can provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that adjusted EBITDA and non-GAAP net income (loss) provide useful information to investors and others in understanding and evaluating our operating results in the same manner as it does for our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation, restructuring costs, other income (expense), net, interest expense and income tax expense. Restructuring costs relate to an effort in the first quarter of 2018 to reduce headcount and sublease office space to match strategic and financial objectives and optimize resources for long term growth. We believe that adjusted EBITDA provides meaningful supplemental information regarding our performance and liquidity.

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) to consist of net income (loss) determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation, restructuring costs (for more information about restructuring costs, please refer to description in adjusted EBITDA above), amortization of debt issuance costs and non-cash income tax expense. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of future income tax liabilities by utilizing our deferred tax assets, which primarily consist of federal net operating loss carryforwards and federal research and experimentation credit carryforwards. By better reflecting our future operating performance we believe this presentation will enhance comparability of our operating results.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
GAAP Gross profit	$13,660	$18,171	$25,422	$34,939
Adjustments:
Depreciation	503	438	1,003	823
Stock-based compensation	98	37	181	83
Non-GAAP Gross profit	$14,261	$18,646	$26,606	$35,845

GAAP Gross margin	47.9%	53.3%	47.4%	53.1%
Adjustments:
Depreciation	1.8%	1.3%	1.9%	1.3%
Stock-based compensation	0.3%	0.1%	0.3%	0.1%
Non-GAAP Gross margin	50.0%	54.7%	49.6%	54.3%

GAAP Research and development expense	$8,363	$7,119	$16,366	$14,462
Adjustments:
Depreciation	(402)	(311)	(787)	(617)
Stock-based compensation	(822)	(415)	(1,581)	(898)
Non-GAAP Research and development expense	$7,139	$6,393	$13,998	$12,947

GAAP Sales and marketing expense	$8,023	$7,044	$16,882	$14,380
Adjustments:
Depreciation	(131)	(126)	(260)	(245)
Stock-based compensation	(931)	(572)	(1,688)	(1,179)
Non-GAAP Sales and marketing expense	$6,961	$6,346	$14,934	$12,956

GAAP General and administrative expense	$5,061	$4,822	$10,286	$8,909
Adjustments:
Depreciation	(102)	(98)	(208)	(162)
Stock-based compensation	(762)	(229)	(1,228)	(463)
Non-GAAP General and administrative expense	$4,197	$4,495	$8,850	$8,284

GAAP Total operating expense	$21,269	$18,985	$47,283	$37,751
Adjustments:
Depreciation	(635)	(535)	(1,255)	(1,024)
Stock-based compensation	(2,515)	(1,216)	(4,497)	(2,540)
Restructuring costs	178	—
Non-GAAP Total operating expense	$18,297	$17,234	$41,531	$34,187

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017

Net loss	$(7,732)	$(977)	$(22,174)	$(3,137)
Depreciation	1,138	973	2,258	1,847
Stock-based compensation	2,613	1,253	4,678	2,623
Other (income) expense, net	(267)	(189)	(357)	(458)
Interest expense	351	307	580	681
Income tax expense	39	45	90	102
Restructuring costs	(178)	-	3,749	-
Adjusted EBITDA	$(4,036)	$1,412	$(11,176)	$1,658

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017

Net Loss	$(7,732)	$(977)	$(22,174)	$(3,137)
Adjustments:
Depreciation	1,138	973	2,258	1,847
Stock-based compensation	2,613	1,253	4,678	2,623
Restructuring costs	(178)	-	3,749	-
Amortization of debt issuance costs	18	25	39	48
Non-cash income tax expense	12	23	28	45
Non-GAAP Net income (loss)	$(4,129)	$1,297	$(11,422)	$1,426
Non-GAAP Net income (loss) per share:
Basic	$(0.19)	$0.06	$(0.54)	$0.07
Diluted	$(0.19)	$0.06	$(0.54)	$0.07
GAAP and non-GAAP Weighted-average shares — basic	21,333	20,636	21,229	20,490
Adjustments:
Effects of dilutive securities
Unvested shares of common stock subject to repurchase	-	84	-	92
Stock options	-	1,194	-	1,219
Non-GAAP Weighted-average shares — diluted	21,333	21,914	21,229	21,801

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited)

Three Months Ended
September 30,
2018
Forecasted Net loss (1)	$(9,820)
Adjustments:
Forecasted Depreciation	1,900
Forecasted Stock-based compensation	3,030
Forecasted Other (income) expense, net	(180)
Forecasted Interest expense	369
Forecasted Income tax expense	51
Forecasted Investigation expenses (1)	1,750
Adjusted EBITDA	$(2,900)

Forecasted Net loss (1)	$(9,820)
Adjustments:
Forecasted Depreciation	1,900
Forecasted Stock-based compensation	3,030
Forecasted Amortization of debt issuance costs	20
Forecasted Non-cash income tax expense	20
Forecasted Investigation costs (1)	1,750
Non-GAAP Net loss	$(3,100)
Non-GAAP Net loss per share — basic and diluted	$(0.14)
Weighted-average shares — basic and diluted	21,450

(1) The third quarter outlook for GAAP Net loss includes estimated expenses associated with the recently completed investigation.  If actual investigation costs differ from our  estimate, net loss may differ from the outlook provided.